March 14, 2023 One Test: Miss Less. Discover More. GeneDx (Nasdaq: WGS) 4Q and Year End 2022 Earnings Presentation

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Forward-looking statements contained in this presentation include, but are not limited to, statements about: our future performance and our market opportunity our expected full year 2023 reported revenue guidance, our expectations regarding our gross margin profile in 2023 and beyond, our use of cash for continuing operations and our cash burn in 2023 and our turning profitable in 2025, our expectations for our growth and future investment in our business, our expectations regarding our plans to pursue a new strategic direction, improve our operational efficiency and reduce our cash burn and our ability to scale to profitability, the associated cost savings of our business exits and impact on our gross margins.. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward- looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, and (iv) our ability to pursue our new strategic direction. The information, opinions and forward- looking statements contained in this announcement speak only as of its date and are subject to change without notice Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted Gross Profit (Loss), Adjusted Gross Margin and Adjusted EBITDA. We define Adjusted Gross Profit (Loss) as revenue less cost of services, excluding stock-based compensation expense and restructuring costs, and we define Adjusted Gross Margin as our Adjusted Gross Profit (Loss) divided by our revenue. We define Adjusted EBITDA as our net loss adjusted for interest expense, net, income tax expense, depreciation and amortization, stock-based compensation expense, transaction, acquisition and business integration costs, restructuring costs, change in fair market value of financial liabilities and other income. Management believes that these non-GAAP measures of financial results are useful in evaluating the GeneDx's operating performance compared to that of other companies in its industry, as these metrics generally eliminate the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. 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Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut, 06902. Our telephone number is 800-298-6470.

Our mission: deliver personalized and actionable health insights to inform diagnosis, direct treatment and improve drug discovery.

The problem: lack of genomic data and connectivity with EMR Symptoms Tests are ordered More tests But no answers Try new doctors But no records Suboptimal care Waiting for answers that come too late Patients miss milestones Waiting for a proper diagnosis More tests And more spending Years of missed diagnosis leads to: • Inappropriate treatments • Increased costs on the healthcare system • Suffering for patients and families • Stress on providers • Missed opportunities to develop treatments and solutions

Our Solution: Genomic Data + Clinical Insights = Better Health

>400K clinical exomes > 1 million DNA extractions >400 gene discovery publications Built by GeneDx: Genomic interpretation platform Since our inception more than 20 years ago, we believe we offer the most definitive genomic analysis in the industry, borne from over a decade of constructing our proprietary data sets Invested in: • Scalable genome lab and informatics • New commercial strategy and team • Medical affairs and managed care >2.7 million phenotypes

Built by Sema4: Centrellis health insights platform We’ve spent over 10 years developing the most sophisticated dataset in the industry, complete with custom algorithms and more accurate analyses 3.1 million patient health records 8 million disease diagnoses 47 million phenotypes 20 years of records abstracted from 56 million clinical documents • Strengthening data asset for Centrellis • Reorganized product and technology team for scale • Discontinued reproductive health, somatic oncology, commercial operations

Best of both creates a seamless solution Sequence once Expand the use of and deliver best in class whole exome/genome analysis & interpretation Combine clinical + genomic data Match structured clinical and genomic data and supplement with disease models to drive insights Providing actionable insights - Leveraging clinical data adds a critical layer onto what we know from structured genomic data including, phenotypic information, symptoms, family history, and longitudinal data Centrellis® Generate genomic insights over time Generate patient-specific and disease profiles to generate actionable reports upon presentation of symptoms

4Q 2022 and Recent Highlights 9 Completed strategic shift to focus on scalable business and profitable growth $138.2M in cash, cash equivalents and restricted cash as of 12/31/22; fully funded to expected profitability in 2025 Completed financing in January 2023 with $150 million in expected proceeds Financial results are in line with previously announced preliminary 2022 results; reiterating 2023 guidance

Strong Momentum Across Pro Forma Legacy GeneDx Volume & Revenue

Full Year 2022 Volume Mix


WES/WGS
17%
Exome Based
7%
Hereditary
Cancer
14%
Other Tests
62%

Full Year 2022 Revenue Mix[1]


Other Tests
32%
WES/WGS
53%
Hereditary
Cancer
9%
Exome Based
6%

~49k tests Q4 total volume
+26% YoY[1]

7,862 Q4 Whole Exome / Whole Genome tests
+19% YoY

$45.8M Q4 total revenue
+31% YoY[1]

$171.0M 2022 total revenue
39% adj gross margin

[1] The pro forma unadjusted and adjusted results from continuing operations for 2022 and the comparable results for 2021 are presented on a pro forma basis assuming Legacy GeneDx and the Company were combined for the entirety of 2021 and 2022 and exclude the revenues and costs from the now discontinued reproductive health, somatic tumor and COVID-19 testing businesses, and include the combination of the Legacy GeneDx diagnostic business revenues and costs with the data and information revenues and associated costs derived from the Legacy Sema4 business. Actual total Company results include the results of the Legacy GeneDx business only from the date of the Company's acquisition of Legacy GeneDx on April 29, 2022, the purchase accounting associated with the acquisition of Legacy GeneDx, and also include the financial impacts of exited Legacy Sema4 business activities for the full year. Pro forma metrics are presented for illustrative purposes only and are not necessarily indicative of the results that would have occurred had the Legacy GeneDx acquisition been completed on such dates or that may occur in the future.

GeneDx

10

v Revenues between $205-220 million for full year 2023 Expanded adjusted gross margin profile 2023 and beyond Inclusive of servicing obligations of the exited business activities, total cash burn in 2023 between $130-145 million, a >50% reduction year-over-year Use of net $95-110 million in cash in 2023 for continuing operations Turn to profitability in 2025 2023 Guidance